Intellectual Property	12 Months Ended
Oct. 31, 2012
Intellectual Property [Abstract]
Intellectual Property
Note 6 – Intellectual Property

The Company has several patent applications pending regarding proprietary chemical formulations that the Company believes are capable of neutralizing noxious chemicals and eliminating harmful microbes. The Company capitalized the costs of acquired technology, know-how and trade secrets and identifiable costs incurred to develop file and defend the Company’s Intellectual Property and new patent or provisional patent applications (collectively “Intellectual Property”) in accordance with FASB ASC 350. Periodic gross carrying amounts and related accumulated amortization were as follows:

	10/31/2012	10/31/2011
Gross Carrying Amount	$15,256,688	$15,289,188
Accumulated Amortization	(5,298,466)	(4,589,742)
Net Carrying Amount	$9,958,222	$10,699,446

The Company follows FASB ASC 350-30-35 and amortizes the costs of its Intellectual Property over the shorter of its specific useful life, or 20 years. The Company is amortizing its Intellectual Property over 20 years, with no anticipated residual value.  Amortization expense for the years ended October 31, 2012 and 2011 was $708,724 and $706,616, respectively.

Estimated amortization expense is as follows

10/31/2013	$708,723
10/31/2014	$708,723
10/31/2015	$708,723
10/31/2016	$708,723
10/31/2017	$708,723

On February 28, 2011, the Company received approval and registration from the Environmental Protection Agency (“EPA”) in response to the Company's regulatory application for its Ygiene® 206 formulation.  The Company has secured 32 state approvals to market and distribute Ygiene® 206.  These approvals are primarily in states east of the Mississippi River.  The Company is pursuing approvals in the remaining 18 states as needed.